EXHIBIT 32.1

UNIVAR INC.
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to 18 U.S.C. Section 1350 and in connection with the Annual Report on Form 10-K (the “Report”) for the fiscal year ended December 31, 2016, I, Stephen D. Newlin, President, Chief Executive Officer of Univar Inc. (the “Company”), certify that:
1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”); and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ STEPHEN D. NEWLIN
Stephen D. Newlin
President and Chief Executive Officer
February 28, 2017

This certification accompanies the Report and shall not, except to the extent required by the Exchange Act, be deemed filed by the Company. A signed original of this certification has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or it staff upon request.